UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2022

______________________________

First Trust/Aberdeen Emerging Opportunity Fund

(Exact name of registrant as specified in its charter)

Massachusetts	811-21905	73-1005833
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

120 East Liberty Drive, Suite 400 Wheaton, Illinois (Address of principal executive offices)	60187 (zip code)

Registrant's telephone number, including area code: (630) 765-8000

_____________________________________________________

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01	Other Events

First Trust/Aberdeen Global Opportunity Income Fund (the “Fund”) is filing herewith a press release issued on March 18, 2022, as Exhibit 99.1. The press release was issued to announce additional considerations for the Fund relating to the February 2022 Russian invasion of Ukraine.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
99.1	Press release dated March 18 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 18, 2022	First Trust/Aberdeen Global Opportunity Income Fund

	By:	/s/ W. Scott Jardine
	Name:	W. Scott Jardine
	Title:	Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated March 18, 2022.